CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of

Oppenheimer Multi-State Municipal Trust:

We consent to the use of our report dated September 28, 2017, with respect to the financial statements and financial highlights of Oppenheimer Rochester Pennsylvania Municipal Fund, a separate series of Oppenheimer Multi-State Municipal Trust, as of July 31, 2017, incorporated by reference herein, and to the references to our firm under the headings “Financial Highlights” in the Prospectus, and “Independent Registered Public Accounting Firm” and “Financial Statements” in the Statement of Additional Information.

/s/ KPMG LLP

KPMG LLP

Denver, Colorado

November 22, 2017

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of

Oppenheimer Multi-State Municipal Trust:

We consent to the use of our report dated September 28, 2017, with respect to the financial statements and financial highlights of Oppenheimer Rochester New Jersey Municipal Fund, a separate series of Oppenheimer Multi-State Municipal Trust, as of July 31, 2017, incorporated by reference herein, and to the references to our firm under the headings “Financial Highlights” in the Prospectus, and “Independent Registered Public Accounting Firm” and “Financial Statements” in the Statement of Additional Information.

/s/ KPMG LLP

KPMG LLP

Denver, Colorado

November 22, 2017

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of

Oppenheimer Multi-State Municipal Trust:

We consent to the use of our report dated September 28, 2017, with respect to the financial statements and financial highlights of Oppenheimer Rochester High Yield Municipal Fund, a separate series of Oppenheimer Multi-State Municipal Trust, as of July 31, 2017, incorporated by reference herein, and to the references to our firm under the headings “Financial Highlights” in the Prospectus, and “Independent Registered Public Accounting Firm” and “Financial Statements” in the Statement of Additional Information.

/s/KPMG LLP
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KPMG LLP

Denver, Colorado

November 22, 2017